UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020 (March 30, 2020)

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sentient Loan

On March 30, 2020, Golden Minerals Company (the “Company”) entered into a Short-Term Loan Agreement (the “Loan Agreement”) with Sentient Global Resources Fund IV, L.P., a Cayman Islands exempted limited partnership (“Sentient”), pursuant to which Sentient granted to the Company an unsecured loan in an amount equal to US$1,000,000 (the “Sentient Loan”). Sentient is a private equity fund, and together with certain other Sentient equity funds, Sentient is the Company’s largest stockholder, holding in the aggregate approximately 38% of the Company’s outstanding common stock. The Sentient Loan bears interest at a rate of 10% per annum and the Company shall repay the Sentient Loan, together with accrued interest and any other amount outstanding under the Loan Agreement, in full on December 31, 2020. The Loan Agreement contains customary representations, warranties, covenants and default provisions.

The Company’s borrowing from Sentient is a “related party transaction” pursuant to Canada’s Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”).  However, the Sentient Loan is exempt from the formal valuation and minority stockholder approval requirements of MI 61-101, as the principal amount of such loan is less than 25% of the Company’s market capitalization. Accordingly, the Company is relying on the exemption from the formal valuation and minority stockholder approval requirements set forth in sections 5.5(a) and 5.7(a) of MI 61-101.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is attached hereto as Exhibit 10.1.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth pursuant to Item 1.01 is hereby incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Short-Term Loan Agreement dated March 30, 2020 between Golden Minerals Company and Sentient Global Resources Fund IV, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2020

Golden Minerals Company

	By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President, Chief Financial Officer and Corporate Secretary